EX-35.5
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Ace Securities Corporation
AMACAR GROUP
6525 Morrison Boulevard, Suite 318
Charlotte, NC 28211


RE: Annual Statement as to Compliance


The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):


(a) a review of Wells Fargo's activities as Master Servicer and/or Securities Administrator under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.

February 25, 2008
/s/ Kristen Ann Cronin
Kristen Ann Cronin
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Schedule A

List of Servicing Agreement(s) and Series


1 Pooling and Servicing Agreement for PHH Alternative Mortgage Trust, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

2 Pooling and Servicing Agreement for ACE Securities Corp. Mortgage Loan Trust, Series 2007-D1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

3 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

4 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

5 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM1 Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

6 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

7 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4 Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

8 Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

9 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD3, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-ASAP6, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-ASAP3, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


12 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2007-HE1 Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

13 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-OP1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-SL4, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

15 Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan
   Trust, Series 2007-4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

16 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2007-ASAP1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Pooling and Servicing Agreement for SunTrust Acquisition Closed-End Seconds
   Trust, Series 2007-1 Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

18 Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan
   Trust, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

19 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2007-HE3, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

20 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2007-ASAP2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

21 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2007-HE5 Asset Backed Pass-Through Securities, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

22 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2007-HE2 Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

23 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2007-ASL1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

24 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-HE3, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


25 Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan
   Trust, Series 2007-OA5, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

26 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-FM2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

27 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-OP2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

28 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-NC2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

29 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-ASAP5, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

30 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-NC3, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

31 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-FM1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

32 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-SL3, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

33 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-HE1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

34 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-ASL1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

35 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-ASAP4, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

36 Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan
   Trust, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


37 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-SD2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

38 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-HE4, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

39 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-HE2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

40 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-SD1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

41 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-CW1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

42 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-SL1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

43 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-ASAP2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

44 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-NC1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

45 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-ASAP1, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

46 Pooling and Servicing Agreement for ACE Securities Corp. Home Equity Loan
   Trust, Series 2006-SL2, Asset Backed Pass-Through Certificates, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable